UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d)

of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): May 3, 2024 (May 1, 2024)

PALISADE BIO, INC.

(Exact name of Registrant as Specified in Its Charter)

Delaware	001-33672	52-2007292
(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(IRS Employer Identification No.)

7750 El Camino Real Suite 5200
Carlsbad, California	92009
(Address of Principal Executive Offices)	(Zip Code)

Registrant’s telephone number, including area code: (858) 704-4900

N/A

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Common Stock, par value $0.01 per share	PALI	Nasdaq Capital Market

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 1.01	Entry into a Material Definitive Agreement.

Private Placement

Shares and Prefunded Warrants

On May 1, 2024, Palisade Bio, Inc. (the “Company”) entered into a securities purchase agreement (the “Purchase Agreement”) with an institutional investor (the “Purchaser”), pursuant to which the Company agreed to sell and issue, in a private placement, (i) 85,100 shares (the “Shares”) of the Company’s common stock, par value $0.01 per share (the “Common Stock”) and (ii) 530,142 prefunded warrants (the “Prefunded Warrants”) at a purchase price per Share or Prefunded Warrant of $6.5015 (less the applicable exercise price of each Prefunded Warrant purchased) (the “Offering”). The Offering is expected to close on or about May 6, 2024, subject to customary closing conditions, for aggregate gross proceeds to the Company of approximately $4.0 million, before deducting fees payable to the placement agent and other offering expenses payable by the Company.

Each Prefunded Warrant is exercisable immediately, has a perpetual term, an exercise price of $0.0001 per share of Common Stock, and is subject to adjustment in the event of stock splits, dividends, subsequent rights offerings, pro rata distributions, and certain fundamental transactions, as more fully described in the Prefunded Warrants.

Warrants

Additionally, the Company will issue to the Purchaser, warrants to purchase 922,863 shares of Common Stock (the “Warrants”). The Warrants will have an exercise price of $6.314 per share of Common Stock and a term of seven (7) years from the date of issuance. The Warrants are subject to adjustment in the event of stock splits, dividends, subsequent rights offerings, pro rata distributions, and certain fundamental transactions, as more fully described in the Warrants.

Other Agreements and Terms

The Purchase Agreement contains customary representations, warranties and agreements by the Company, customary conditions to closing, indemnification obligations of the Company, including for liabilities arising under the Securities Act of 1933, as amended (the “Securities Act”), other obligations of the parties, and termination provisions. The representations, warranties and covenants contained in the Purchase Agreement were made only for the purposes of such agreement and as of the specific dates, were solely for the benefit of the parties to such agreement, and may be subject to limitations agreed upon by the contracting parties. In addition, such representations, warranties and covenants (i) are intended as a way of allocating the risk between the parties to the Purchase Agreements and not as statements of fact, and (ii) may apply standards of materiality in a way that is different from what may be viewed as material by stockholders of, or other investors in, the Company. Accordingly, the Purchase Agreement is filed with this report only to provide investors with information regarding the terms of transaction, and not to provide investors with any other factual information regarding the Company. Moreover, information concerning the subject matter of the representations and warranties may change after the date of the Purchase Agreement, which subsequent information may or may not be fully reflected in public disclosures.

The Shares, Prefunded Warrants, Warrants, and the shares of Common Stock issuable upon exercise of the Prefunded Warrants and Warrants (collectively, the “Warrant Shares”) have not been registered under the Securities Act and are being offered pursuant to the exemption provided in Section 4(a)(2) under the Securities Act and Rule 506(b) promulgated thereunder. In connection with the Purchaser’s execution of the Purchase Agreement, the Purchaser represented to the Company that it is either an “accredited investor” as defined in Rule 501(a)(1), (a)(2), (a)(3), (a)(7), (a)(8), (a)(9), (a)(12) or (a)(13) under the Securities Act or (ii) a “qualified institutional buyer” as defined in Rule 144A(a) under the Securities Act, among other items.

The Company also entered into a registration rights agreement (“Registration Rights Agreement”) with the Purchaser, whereby the Company agreed to file a registration statement on Form S-3 within 10 days of the date of the closing of the Offering, which shall provide for the resale by holder of the Shares and Warrants Shares and to have such registration statement declared effective within 60 days of the date of the Registration Rights Agreement, and to use best efforts to keep such registration statement effective at all times until such date that the Shares and Warrant Shares either (i) have been sold, or (ii) may be sold without volume or manner-of-sale restrictions pursuant to Rule 144 and without the requirement for the Company to be in compliance with the current public information requirement under Rule 144.

Placement Agency Agreement

In connection with the Offering, the Company entered into a placement agency agreement (“Placement Agency Agreement”) with Ladenburg Thalmann & Co. Inc. (“Placement Agent”) whereby the Placement Agent will receive (i) an aggregate cash fee equal to 7.75% of the gross proceeds received by the Company from the sale of the securities, (ii) payment of up to $75,000 for certain expenses incurred in the Offering, and (iii) Common Stock purchase warrants to purchase such number of shares of common stock equal to 6% of the aggregate number Shares and Pre-Funded Warrants sold in the Offering (the “Placement Agent Warrants”) The Placement Agent Warrants have substantially the same terms as the Warrants, except that the exercise price of the Placement Agent Warrant is $10.727 per share and the term is five (5) years from issuance.

The foregoing summaries of each of the Purchase Agreement, Registration Rights Agreement, Placement Agency Agreement, Prefunded Warrants, Warrants, and Placement Agent Warrants are qualified in their entirety by reference to the full text of each such document, a copy of the form of each is attached hereto as Exhibits 10.01, 10.02, 10.03, 4.01, 4.02, and 4.03, respectively, and each of which is incorporated herein in its entirety by reference.

Item 3.02	Unregistered Sales of Equity Securities

The disclosure set forth in Item 1.01 of this Current Report on Form 8-K to the extent required by this Item 3.02 is incorporated herein by reference.

Item 8.01	Other Events

On May 2, 2024, the Company issued a press release announcing the Offering described herein. A copy of the press release is attached as Exhibit 99.01 hereto.

Item 9.01	Financial Statement and Exhibits.

Exhibit No.	Description
4.01	Form of Prefunded Warrant
4.02	Form of Common Stock Warrant
4.03	Form of Placement Agent Warrant
10.01	Form of Securities Purchase Agreement
10.02	Form of Registration Rights Agreement
10.03	Form of Placement Agency Agreement
99.01	Press Release dated May 2, 2024
104	Cover Page Interactive Data File (embedded within the Inline XBRL document)

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this Report on Form 8-K to be signed on its behalf by the undersigned hereunto duly authorized.

Date: May 3, 2024	Palisade Bio, Inc.

	By:	/s/ J.D. Finley
J.D. Finley
Chief Executive Officer